SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  October 8, 1997

                             Allegiant Technologies Inc.
             (Exact Name of Registrant as specified in its charter)

                                   Washington

    333-07727                                            98-0138706
Commission File Number                              IRS Identification No.

                1500-609 Granville Street, Vancouver B.C. V7Y 1G5
         --------------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                 (604) 687-0888
                Registrant's telephone number including area code







Item 7.  Financial Statements and Exhibits

       (c) 1.  Press Release dated September 29, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             ALLEGIANT TECHNOLOGIES INC.



Date:  October 8, 1997                  By:   /s/ William D. McCartney
                                           -------------------
                                           William D. McCartney
                                           Chief Financial Officer